                                                                   EXHIBIT 10.13
________________________________________________________________________________


                                CREDIT AGREEMENT

                          Dated as of October 31, 1996

                                     Among

                    BIRNER DENTAL MANAGEMENT SERVICES, INC.

                                  As Borrower

                                      and

                              KEY BANK OF COLORADO

                                   as Lender



________________________________________________________________________________

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----

ARTICLE I.  DEFINITIONS.....................................................   1
     SECTION 1.1.  Defined Terms............................................   1
                   -------------
     SECTION 1.2.  Terms Generally..........................................   9
                   ---------------

ARTICLE II.  THE CREDIT.....................................................  10
     SECTION 2.1   Commitment...............................................  10
                   ----------
     SECTION 2.2.  Loans....................................................  10
                   -----
     SECTION 2.3.  Notice of Borrowings.....................................  10
                   --------------------
     SECTION 2.4.  Note; Repayment of Loans.................................  10
                   ------------------------
     SECTION 2.5.  Fees.....................................................  11
                   ----
     SECTION 2.6.  Interest on Loans........................................  11
                   -----------------
     SECTION 2.7.  Default Interest.........................................  11
                   ----------------
     SECTION 2.8.  Termination and Reduction of Commitments.................  12
                   ----------------------------------------
     SECTION 2.9.  Prepayment...............................................  12
                   ----------
     SECTION 2.10. Reserve Requirements; Change in Circumstances............  12
                   ---------------------------------------------
     SECTION 2.11. Payments.................................................  14
                   --------

ARTICLE III.  REPRESENTATIONS AND WARRANTIES................................  14
     SECTION 3.1.  Organization; Powers.....................................  14
                   --------------------
     SECTION 3.2.  Authorization............................................  14
                   -------------
     SECTION 3.3.  Enforceability...........................................  15
                   --------------
     SECTION 3.4.  Governmental Approvals...................................  15
                   ----------------------
     SECTION 3.5.  Financial Statements.....................................  15
                   --------------------
     SECTION 3.6.  No Material Adverse Change...............................  15
                   --------------------------
     SECTION 3.7.  Title to Properties; Possession Under Leases.............  15
                   --------------------------------------------
     SECTION 3.8.  Subsidiaries.............................................  15
                   ------------
     SECTION 3.9.  Litigation; Compliance with Laws.........................  16
                   --------------------------------
     SECTION 3.10. Agreements...............................................  16
                   ----------
     SECTION 3.11. Use of Proceeds..........................................  16
                   ---------------
     SECTION 3.12. Tax Returns..............................................  16
                   -----------
     SECTION 3.13. No Material Misstatements................................  16
                   -------------------------
     SECTION 3.14. Employee Benefit Plans...................................  16
                   ----------------------

ARTICLE IV.  CONDITIONS OF LENDING..........................................  17
     SECTION 4.1.  All Borrowings...........................................  17
                   --------------

     SECTION 4.2.  Closing Date.............................................  17
                   ------------

ARTICLE V.  AFFIRMATIVE COVENANTS...........................................  18
     SECTION 5.1.  Existence; Businesses and Properties.....................  18
                   ------------------------------------
     SECTION 5.2.  Insurance................................................  19
                   ---------
     SECTION 5.3.  Obligations and Taxes....................................  19
                   ---------------------
     SECTION 5.4.  Financial Statements, Reports, etc.......................  19
                   ----------------------------------
     SECTION 5.5.  Litigation and Other Notices.............................  21
                   ----------------------------
     SECTION 5.6.  ERISA....................................................  21
                   -----
     SECTION 5.7.  Maintaining Records; Access to Properties and
                   ---------------------------------------------
                   Inspections..............................................  21
                   -----------
     SECTION 5.8.  Use of Proceeds..........................................  22
                   ---------------

ARTICLE VI.  NEGATIVE COVENANTS.............................................  22
     SECTION 6.1.  Indebtedness.............................................  22
                   ------------
     SECTION 6.2.  Liens....................................................  22
                   -----
     SECTION 6.3.  Sale and Lease-Back Transactions.........................  23
                   --------------------------------
     SECTION 6.4.  Investments, Loans and Advances..........................  23
                   -------------------------------
     SECTION 6.5.  Mergers, Consolidations and Sales of Assets..............  23
                   -------------------------------------------
     SECTION 6.6.  Dividends and Distributions..............................  24
                   ---------------------------
     SECTION 6.7.  Transactions with Affiliates.............................  24
                   ----------------------------
     SECTION 6.8.  Business of Borrower.....................................  24
                   --------------------
     SECTION 6.9.  Current Ratio............................................  24
                   -------------
     SECTION 6.10. EBITDA to Interest Ratio.................................  24
                   ------------------------
     SECTION 6.11. Ratio of EBITDA (less Cash Taxes) to Principal Payments
                   -------------------------------------------------------
                   Plus Interest Expense....................................  25
                   ---------------------
     SECTION 6.12. Senior Debt to EBITDA....................................  25
                   ---------------------
     SECTION 6.13. Consolidated Net Worth...................................  25
                   ----------------------
     SECTION 6.14. Consolidated Acquisition Expenditures....................  25
                   -------------------------------------
     SECTION 6.15. Amendment or Modification of Subordinated Convertible
                   -----------------------------------------------------
                   Debt.....................................................  26
                   ----

ARTICLE VII.  EVENTS OF DEFAULT.............................................  26

ARTICLE VIII.  MISCELLANEOUS................................................  28
     SECTION 8.1.  Notices..................................................  28
                   -------
     SECTION 8.2.  Survival of Agreement....................................  29
                   ---------------------
     SECTION 8.3.  Binding Effect...........................................  29
                   --------------
     SECTION 8.4.  Successors and Assigns...................................  29
                   ----------------------
     SECTION 8.5.  Expenses; Indemnity......................................  29
                   -------------------
     SECTION 8.6.  Right of Setoff..........................................  30
                   ---------------

     SECTION 8.7.  Applicable Law...........................................  31
                   --------------
     SECTION 8.8.  Waivers; Amendment.......................................  31
                   ------------------
     SECTION 8.9.  Interest Rate Limitation.................................  31
                   ------------------------
     SECTION 8.10. Entire Agreement.........................................  31
                   ----------------
     SECTION 8.11. Waiver of Jury Trial.....................................  32
                   --------------------
     SECTION 8.12. Severability.............................................  32
                   ------------
     SECTION 8.13. Counterparts.............................................  32
                   ------------
     SECTION 8.14. Jurisdiction; Consent to Service of Process..............  32
                   -------------------------------------------

     CREDIT AGREEMENT dated as of October 31, 1996, between BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation (the "Borrower"), and KEY BANK OF COLORADO, a Colorado corporation (the "Lender").


     The Borrower has requested the Lender to extend credit in order to enable the Borrower, subject to the terms and conditions of this Agreement, to borrow on a revolving basis, at any time and from time to time prior to the Maturity Date (as defined herein), an aggregate principal amount at any time outstanding not in excess of $800,000.00. The proceeds of such borrowings are to be used to provide working capital and for other general corporate purposes. The Lender is willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein.

     Accordingly, the Borrower and the Lender agree as follows:


ARTICLE 1.   DEFINITIONS

     SECTION 1.1. Defined Terms.  As used in this Agreement, the following words
                  -------------
and terms shall have the meanings specified below:

     "Account Receivable" means any account receivable, account, chattel paper,
      ------------------
general intangible, document, or instrument owned, acquired, or received by a person, including, but not limited to any and all rights, interest, or claims accruing to Borrower either in its own right or pursuant to the terms of any lease agreement, assignment or other instrument by and between the Borrower and any other person in and to all accounts, contract rights, general intangibles and right to payment of every kind or description now or at any time hereafter arising, directly or indirectly, out of the operations of Borrower and/or the provision of services by or on behalf of Borrower.

     "Acquired Practice Obligation" means the amount of Indebtedness incurred,
      ----------------------------
assumed, guaranteed or which Borrower has otherwise agreed to be responsible for in connection with a dental practice (an "Acquired Practice" or "Acquired Practices") acquired by Borrower.

     "Affiliate" shall mean, when used with respect to a specified person,
      ---------
another person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the person specified.

     "Asset Sale" means the date, transfer or other disposition, the extent
      ----------
consummated after the Closing Date, by Borrower to another person of any asset of Borrower, other than sales, transfers or other dispositions in the ordinary course of business.

     "Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if
      ---------
necessary, to the next 1/16 of 1%) equal to the Prime Rate in effect on such day in effect on such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall
                                                             ----------
mean the rate of interest per annum announced from time to time by the Lender as its prime rate in effect at its principal office in Cleveland, Ohio; each change in the Prime Rate shall be effective on the date such change is announced. The Prime Rate may not be publicly announced or published and does not necessarily represent the lowest or best rate at which Lender will extend credit.

     "Business Day" shall mean any day (other than a day which is a Saturday,
      ------------
Sunday or legal holiday in the State of Colorado) on which banks are open for business in Denver, Colorado.

     "Capital Lease Obligations" of any person shall mean the obligations of
      -------------------------
such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

     "Consolidated Debt Payments"  for any person, for any period, means the sum
      ---------------------------
of Consolidated Interest Expense and the amount of principal due and payable during such period for any Indebtedness of such person.

     "Borrowing" shall have the meaning set forth in Section 2.3.
      ---------

     "Borrowing Base" means an amount equal to 75% of the Eligible Accounts
      --------------
Receivable.

     "Borrowing Base Certificate" has the meaning assigned to that term in
      --------------------------
Section 5.4(d).

     "Change in Management" shall mean any change in the management of Borrower,
      --------------------
without Lender's prior written consent, which results in any of the Guarantors no longer be employed as senior executives of Borrower on a full-time basis.

     "Closing Date" shall mean October 31, 1996.
      ------------

     "Code" shall mean the Internal Revenue Code of 1986, as the same may be
      ----
amended from time to time.

     "Commitment" shall mean the Commitment of Lender to make Loans hereunder as
      ----------
set forth in Section 2.1, as the same may be reduced from time to time pursuant to Section 2.8.

     "Consolidated Acquisition Expenditures" for any person means, for any
      -------------------------------------
period, the aggregate gross amount expended by such person and its consolidated subsidiaries, net of subordinated debt and the issuance of equity in Borrower as otherwise permitted in this Agreement to acquire one or more Acquired Practices.

     "Consolidated Amortization Expense" for any person means, for any period,
      ---------------------------------
the consolidated amortization expense of such person for such period, determined on a consolidated basis for such person and its subsidiaries in conformity with GAAP.

     "Consolidated Current Assets" means, with respect to any person as at any
      ---------------------------
date of determination, the total assets of such person and its consolidated subsidiaries which may properly be classified as current assets on a consolidated balance sheet of such person and its subsidiaries in accordance with GAAP.

     "Consolidated Current Liabilities" means, with respect to any person as at
      --------------------------------
any date of determination, the total liabilities of such person and its consolidated subsidiaries which may properly be classified as current liabilities on a consolidated balance sheet of such person and its consolidated Subsidiaries in accordance with GAAP.

     "Consolidated Depreciation Expense" for any person means, for any period,
      ---------------------------------
the consolidated depreciation expense of such person for such period, determined on a consolidated basis for such person and its consolidated Subsidiaries in conformity with GAAP.

     "Consolidated EBITDA" for any person means, for any period, the difference
      -------------------
between (A) the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Tax Expense, (iii) Consolidated Interest Expense, (iv) Consolidated Amortization Expense and (v) Consolidated Depreciation Expense less
                                                                            ----
(B) net gains on sales of assets to the extent included in Consolidated Net Income, whether or not extraordinary (excluding sales in the ordinary course of business) and other extraordinary gains, all as determined on a consolidated basis for such person and its consolidated Subsidiaries in accordance with GAAP.

     "Consolidated Interest Expense" for any person shall mans, for any period,
      -----------------------------
the sum of (x) total interest expense (including that attributable to Capital Leases in accordance with GAAP) and (y) total cash dividends paid on any preferred stock, in each case of such person and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness and preferred stock of such person and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing.

     "Consolidated Net Income" for any person means, for any period, the net
      -----------------------
income (or loss) of such person and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined on a consolidated basis for such person and its consolidated Subsidiaries in conformity with GAAP; provided that there shall be excluded (i) the income (or loss) of any other
--------
person (other than consolidated Subsidiaries of such person) in which any third person (other than such person or any of its consolidated Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to such person or any of its Subsidiaries by such other person during such period, (ii) the income (or loss) of any other person accrued prior to the date it becomes a consolidated Subsidiary of such person or is merged into or consolidated with such person or any of its consolidated Subsidiaries or such other person's assets are acquired by such person or any of its consolidated Subsidiaries, and (iii) the income of any consolidated Subsidiary of such -person to the extent that the declaration or payment of dividends or similar distributions by that consolidated Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that consolidated Subsidiary.

     "Consolidated Net Worth" of any person means, at any time for the
      ----------------------
determination thereof, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) of such person and its consolidated Subsidiaries, all as determined on a consolidated basis for such person and its consolidated Subsidiaries in conformity with GAAP.

     "Consolidated Senior Debt" for any person, for any period, means
      -------------------------
Indebtedness of such person and its consolidated subsidiaries which is not subordinated in right of payment to the Loans.

     "Consolidated Tax Expense"  for any person means, for any period, the
      ------------------------
consolidated tax expense of such person for such period, determined on a consolidated basis for such person and its consolidated Subsidiaries in conformity with GAAP.

     "Contingent Obligations" means, as to any person, without duplication, any
      ----------------------
obligation of such person guaranteeing or intended to guarantee any indebtedness, leases, dividends or other obligations of any other person in any manner, whether directly or indirectly. The amount of any Contingent Obligation shall be deemed to be an amount equal to the maximum amount that such person may be obligated to expend pursuant to the terms of such Contingent Obligation or, if such Contingent Obligation is not so limited, the stated or determinable amount of the primary obligation in respect to which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such person is required to perform thereunder) as determined by such person in good faith. The amount of Contingent Obligations shall not include any amounts included in the definition of Acquired Practice Obligations.

     "Control" shall mean the possession, directly or indirectly, of the power
      -------
to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise.

     "Default" shall mean any event or condition which upon notice, lapse of
      -------
time or both would constitute an Event of Default.

     "dollars" or "$" shall mean lawful money of the United States of America.
      -------      -

     "Eligible Accounts Receivable" means, as at any applicable date of
      ----------------------------
determination, the aggregate face amount of the Accounts Receivable included in the definition of Account Receivable hereunder without duplication, in each case less (without duplication) the aggregate amount of all reserves, limited and deductions with respect to such Accounts Receivable set forth below or as otherwise provided in this Agreement and less the aggregate amount of all returns, discounts, claims, credits, charges and allowances of any nature with respect to such Accounts Receivable (whether issued, owing, granted or outstanding). Unless otherwise approved in writing by the Lender in its sole discretion, no individual Account Receivable shall be deemed to be an Eligible Account Receivable if:

     (a) the Borrower does not have legal and valid title to the Accounts Receivable; or

     (b) the Account Receivable is not the valid, binding and legally enforceable obligation of the account debtor subject, as to enforceability, only to (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability of creditors' rights generally and (ii) judicial discretion in connection with the remedy of specific performance and other equitable remedies; or

     (c) the Account Receivable arises out of sale made by any Borrower to an Affiliate of any Borrower; or

     (d) (i) the Account Receivable or any portion thereof is unpaid more that the earlier of (A) 90 days after the original invoice date, or (B) 120 days after the services were provided, or goods sold, which gave rise to such Account Receivable; or

     (e) The Account Receivable, when aggregated with all other Accounts Receivable of the same account debtor (or any Affiliate thereof), exceeds twenty percent (20%) in face value of all Accounts Receivable of the Borrower then outstanding, to the extent of such excess;

     (f) (i) the account debtor is also a creditor of the Borrower, to the extent of the amount owed by the Borrower to the account debtor, (ii) the Account Receivable is subject to any claim on the part of the account debtor disputing liability under such Account Receivable in whole or in part, to the extent of the amount of such dispute or (iii) the Account Receivable otherwise is or is reasonably likely to become subject to any right or setoff or any counterclaim, claim or defense by the account debtor, to the extent of the amount of such setoff or counterclaim, claim or defense; or

     (g) the Lender does not have a valid and perfected first priority security interest in such Account Receivable; or

     (h) it is from the same account debtor (or any Affiliate thereof) and fifty percent (50%) or more, in face amount, of other Accounts Receivable from either such account debtor or any Affiliate thereof are due or unpaid for more than the applicable period of time after the original invoice date for such Account set forth in paragraph (d) above; or

     (i) the Lender determines in good faith in accordance with its internal credit policies that (i) collection of the Account Receivable is insecure or
(ii) the Account Receivable may not be paid by reason of the account debtor's financial inability to pay.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
the same may be amended from time to time.

     "ERISA Affiliate" shall mean any trade or business (whether or not
      ---------------
incorporated) that is a member of a group of which the Borrower is a member and which is treated as a single employer under Section 414 of the Code.

     "Event of Default" shall have the meaning assigned to such term in Article
      ----------------
VII.

     "Facility Fee" shall have the meaning assigned to such term in Section
      ------------
2.5(a).

     "Fees" shall mean the Facility Fee and the Origination Fee.
      ----

     "Financial Officer" of any corporation shall mean the chief financial
      -----------------
officer, principal accounting officer, Treasurer or Controller of such corporation.

     "Financing Proceeds"  means the cash (other than Net Cash Proceeds)
      ------------------
received by the Borrower directly or indirectly, from any financing transaction of whatever kind or nature.

     "GAAP" shall mean generally accepted accounting principles.
      ----

     "Governmental Authority" shall mean any Federal, state, local or foreign
      ----------------------
court or governmental agency, authority, instrumentality or regulatory body.

     "Guarantee" of or by any person shall mean any obligation, contingent or
      ---------
otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term Guarantee
                                  --------
shall not include (i) endorsements for collection or deposit, in either case in the ordinary course of business or (ii) Acquired Practice Obligations.

     "Guarantor" or "Guarantors" shall mean Fred Birner, Mark Birner and Dennis
      ---------      ----------
Genty.

     "Indebtedness" of any person shall mean, without duplication, (a) all
      ------------
obligations of such person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (e) all obligations of such person issued or assumed as the deferred purchase price of property or services, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such person of Indebtedness of others, (h) all Capital Lease obligations of such person, (i) all obligations of such person in respect of interest rate protection agreements and (j) all obligations of such person as an account party in respect of letters of credit and bankers' acceptances. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner.

     "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of
      ----
trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and
(c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

     "Loans" shall mean the loans made by Lender pursuant to Section 2.1.
      -----

     "Loan Documents" shall mean this Agreement, the Note, Security Agreement,
      --------------
Guarantees executed by each of the Guarantor UCC-1 Financing Statements, and any other instruments or documents evidencing, securing or relating to the Loan.

     "Material Adverse Effect" shall mean (a) a materially adverse effect on the
      -----------------------
business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries taken as a whole, (b) material impairment of the ability of the Borrower or any Subsidiary to perform any of its obligations under any Loan Document to which it is or will be a party or (c) material impairment of the rights of or benefits available to the Lender under any Loan Document.

     "Maturity Date" shall mean October 31, 1999.
      -------------

     "Net Cash Proceeds" means with respect to any Asset Sale, the aggregate
      -----------------
cash payments received by the Borrower, from such Asst Sale, net of direct expenses of sale; provided that, with respect to the taxes, expenses shall only
                  --------
include taxes to the extent that taxes are payable in cash in the current year or in the next succeeding year with respect to the current year as a result of such Asset Sale.

     "Net Equity Proceeds" means the proceeds of any offering of equity in any
      -------------------
person (other than the Subordinated Convertible Debt) net of all costs and expenses incurred in connection with such offering.

     "Note" shall mean the promissory note of the Borrower, substantially in the
      ----
form of Exhibit A, evidencing the Loan.

     "Origination Fee" shall have the meaning assigned to such term in Section
      ---------------
2.5(b).

     "PBGC" shall mean the Pension Benefit Guarantee Corporation referred to and
      ----
defined in ERISA and any successor thereto.

     "person" shall mean any natural person, corporation, business trust, joint
      ------
venture, association, company, partnership or government, or any agency or political subdivision thereof.

     "Plan" shall mean any pension plan subject to the provisions of Title IV of
      ----
ERISA or Section 412 of the Code which is maintained for employees of the Borrower or any ERISA Affiliate.

     "Repayment Date" shall have the meaning given such term in Section 2.11.
      --------------

     "Reportable Event" shall mean any reportable event as defined in Section
      -----------------
4043(b) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code).

     "Responsible Officer" of any corporation shall mean any executive officer
      -------------------
or financial officer of such corporation and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of this Agreement.

     "Statutory Reserves" shall mean a fraction (expressed as a decimal), the
      ------------------
numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by any banking authority to which the Lender is subject.

     "subsidiary" shall mean, with respect to any person (herein referred to as
      ----------
the "parent"), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, or (b) which is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

     "Subsidiary" shall mean any subsidiary of the Borrower.
      ----------

     "Transactions" shall have the meaning assigned to such term in Section 3.2.
      ------------

     SECTION 1.2. Terms Generally.  The definitions in Section 1.1. shall apply
                  ---------------
equally to both the singular and plural forms of the terms defined. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that, for
      --------  -------
purposes of determining compliance with any covenant set forth in Article VI, such terms shall be construed in accordance with GAAP as in effect on the date of this Agreement applied on a basis consistent with the application used in the Borrower's audited financial statements referred to in Section 3.5.

ARTICLE II.  THE CREDIT

     SECTION 2.1   Commitment. Subject to the terms and conditions and relying
                   ----------
upon the representations and warranties herein set forth, Lender agrees to make Loans to the Borrower, at any time and from time to time and until the earlier of the Maturity Date and the termination of the Commitment in accordance with the terms hereof, in an aggregate principal amount at any time outstanding not to exceed $800,000.00, subject to reductions in the maximum amount of the Commitment from time to time pursuant to Section 2.8. The Borrower may borrow, pay or prepay and reborrow Loans on or after the Closing Date and prior to the Maturity Date, subject to the terms, conditions and limitations set forth herein.

     SECTION 2.2.  Loans.  The Loans comprising each Borrowing shall be in an
                   -----
aggregate principal amount which is an integral multiple of $25,000.00 and not less than $25,000.00 (or an aggregate principal amount equal to the remaining balance of the Commitment, as the case may be).

     SECTION 2.3.  Notice of Borrowings.  The Borrower shall give the Lender
                   --------------------
written notice not later than 12:00 (noon), Denver, Colorado, time, one Business Day before a proposed borrowing (a "Borrowing"). Such notice shall be
irrevocable and shall in each case refer to this Agreement.    Each notice of
Borrowing shall be deemed a representation by Borrower that all conditions precedent to such Borrowing have been satisfied.

     SECTION 2.4.  Note; Repayment of Loans.  The Loans shall be evidenced by a
                   ------------------------
Note duly executed on behalf of the Borrower, dated the Closing Date, in substantially the form attached hereto as Exhibit A with the blanks appropriately filled, payable to the order of Lender in a principal amount equal to the Commitment. The outstanding principal balance of the Loans, as evidenced by such Note, shall be payable on the Maturity Date, unless earlier due pursuant to the provisions of Article VII. The Note shall bear interest from the date of the first Borrowing on the outstanding principal balance thereof as set forth in
Section 2.6. The Lender shall, and is hereby authorized by the Borrower to, endorse on the schedule attached to the Note (or on a continuation of such schedule attached to such Note and made a part thereof), or otherwise to record in Lender's internal records, an appropriate notation evidencing the date and amount of each Loan, each payment and prepayment of principal of the Loans, each payment of interest on the Loans and the other information provided for on such schedule; provided, however, that the failure of the Lender to make such a
          -----------------
notation or
any error therein shall not affect the obligation of the Borrower to repay the Loans made by Lender in accordance with the terms of this Agreement and the Note.

     SECTION 2.5.   Fees.
                    ----

     (a) The Borrower agrees to pay to the Lender on the last day of March, June, September and December in each year, and on the date on which the Commitment shall be terminated as provided herein, a facility fee (the "Facility Fee") of 0.4% per annum on the maximum amount of the Commitment then in effect. If the maximum amount of the Commitment has been reduced during any calendar quarter, the Facility Fee shall be calculated based on the average maximum amount of the Commitment during such calendar quarter. All Facility Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Facility Fee due shall commence to accrue on the date of this Agreement and shall cease to accrue on the date on which the Commitment shall be terminated as provided herein.

     (b) The Borrower agrees to pay on the Closing Date, an origination fee (the "Origination Fee") in an amount equal to 1% of the maximum principal amount of the Commitment.

     (c) All Fees shall be paid on the dates due, in immediately available funds. Once paid, none of the Fees shall be refundable under any circumstances.

     SECTION 2.6.   Interest on Loans.
                    -----------------

     (a) Subject to the provisions of Section 2.7, the Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Base Rate.

     (b) Interest on the Loans shall be payable, in arrears, on the outstanding principal balance of the Loans on the first day of each calendar quarter during the term of this Agreement, except as otherwise provided in this Agreement.

     SECTION 2.7.   Default Interest. If the Borrower shall default in the
                    ----------------
payment of the principal of or interest on the Loans or any other amount due or becoming due hereunder, by acceleration or otherwise, the Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount up to (but not including) the date of actual payment (after as well as before judgment) at a rate (the "Default Rate") per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Base Rate plus 4%.

     SECTION 2.8.   Termination and Reduction of Commitments.
                    ----------------------------------------

     (a) The Commitment shall be automatically terminated at 5:00 p.m., Denver, Colorado time, on the Maturity Date.

     (b) Upon at least three Business Days' prior irrevocable written notice to the Lender, the Borrower may at any time in whole, permanently terminate, or from time to time in part, permanently reduce, the Commitment; provided,
                                                               --------
however, that each partial reduction shall be in whole increments of $100,000.00.

     (c) The Borrower shall pay to the Lender, on the date of each termination or reduction, the Facility Fees on the amount of the Commitment so terminated or reduced accrued through the date of such termination or reduction.

     SECTION 2.9.   Prepayment.
                    ----------

     (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon at least one Business Day's prior written notice to the Lender; provided, however, that each partial
                                    --------
prepayment shall be in an amount which is an integral multiple of $25,000.00 and not less than $25,000.00.

     (b) On the date of any termination or reduction of the Commitment pursuant to Section 2.8, the Borrower shall pay or prepay so much of the Borrowings as shall be necessary in order that the aggregate principal amount of the Loans outstanding will not exceed the aggregate amount of the Commitment after giving effect to such termination or reduction.

     (c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing by the amount stated therein on the date stated therein. All prepayments under this Section
2.9 shall be without premium or penalty. All prepayments under this Section 2.9 shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment.

     SECTION 2.10.  Reserve Requirements; Change in Circumstances.
                    ---------------------------------------------

     (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to the Lender of any fees or other amounts payable hereunder (other than taxes imposed on the overall net income of Lender by the jurisdiction in which Lender has its principal office or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by Lender or shall impose on Lender any other condition affecting this Agreement, and the result of any of the foregoing shall be to increase the cost to the Lender of making or maintaining the Loans to reduce the amount of any sum received or receivable by Lender hereunder or under the Note (whether of principal, interest or otherwise) by an amount deemed by Lender to be material, then the Borrower will pay to Lender upon demand such additional amount or amounts as will compensate Lender for such additional costs incurred or reduction suffered.

     (b) The adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender (or any lending office of Lender) or Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Lender's capital or on the capital of Lender's holding company, if any, as a consequence of this Agreement or the Loan made by Lender pursuant hereto to a level below that which Lender or Lender's holding company could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies and the policies of Lender's holding company with respect to capital adequacy) by an amount deemed by Lender to be material, then from time to time the Borrower shall pay to Lender such additional amount or amounts as will compensate Lender or Lender's holding company for any such reduction suffered.

     (c) A certificate of Lender setting forth such amount or amounts as shall be necessary to compensate Lender or its holding company as specified in paragraph (a) or (b) above, as the case may be, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay Lender the amount shown as due an any such certificate delivered by it within 10 days after its receipt of the same.

     (d) Failure on the part of Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of Lender's right to demand compensation with respect to such period or any other period. The protection of this Section shall be available to Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed. If any amounts are payable pursuant to this Section 2.10, Lender shall apply the provisions of Section 2.10 on a non-discriminatory basis to all similarly situated borrowers of Lender.

     SECTION 2.11.  Payments.  The Borrower shall make each payment (including
                    --------
principal of or interest on any Borrowing or any Fees or other amounts) hereunder and under any other Loan Document not later than 12:00 (noon), Denver, Colorado time, on the date when due in dollars to the Lender at its offices at 3600 South Yosemite Street, Denver, Colorado 80237, in immediately available funds. Whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.


ARTICLE III.  REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to Lender that:

     SECTION 3.1.   Organization; Powers.  The Borrower and each Subsidiary (a)
                    --------------------
is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect, and (d) in the case of the Borrower, has the corporate power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and to borrow hereunder.

     SECTION 3.2.   Authorization.  The execution, delivery and performance by
                    -------------
the Borrower of each of the Loan Documents and the borrowings hereunder (collectively, the "Transactions" (a) have been duly authorized by all requisite
                    ------------
corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon any property or assets of the Borrower or any subsidiary.

     SECTION 3.3.   Enforceability.  This Agreement has been duly executed and
                    --------------
delivered by the Borrower and constitutes, and each other Loan Document when executed and delivered by the Borrower will constitute, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

     SECTION 3.4.   Governmental Approvals.  No action, consent or approval of,
                    ----------------------
registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except such as have been made or obtained and are in full force and effect.

     SECTION 3.5.   Financial Statements.  The Borrower has heretofore furnished
                    --------------------
to Lender its consolidated and consolidating balance sheets and statements of income and changes in financial condition (a) as of and for the fiscal year ended December 31, 1995, audited by and accompanied by the opinion of the independent public accountants, and (b) as of and for the fiscal quarter and the portion of the fiscal year ended, June 30, 1996, certified by its chief financial officer. Such financial statements present fairly the financial condition and results of operations of the Borrower and its consolidated subsidiaries as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Borrower and its consolidated subsidiaries as of the dates thereof. Such financial statements were prepared in accordance with GAAP applied on a consistent basis.

     SECTION 3.6.   No Material Adverse Change.  There has been no material
                    --------------------------
adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole, since June 30, 1996.

     SECTION 3.7.   Title to Properties; Possession Under Leases. (a) The
                    --------------------------------------------
Borrower and each of the Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material properties and assets, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.2.

     (b) The Borrower and each of the Subsidiaries has complied with all material obligations under all material leases to which it is a party and all such leases are in full force and effect. The Borrower and each of the Subsidiaries enjoys peaceful and undisturbed possession under all such material leases.

     SECTION 3.8.   Subsidiaries.  Schedule 3.8 sets forth as of the Closing
                    ------------
Date a list of all Subsidiaries of the Borrower and the percentage ownership interest of the Borrower therein.

     SECTION 3.9.   Litigation; Compliance with Laws. (a) Except as set forth in
                    --------------------------------
Schedule 3.9, there are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary or any business, property or rights of any such person (i) which involve any Loan Document or the Transactions or (ii) as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, could, individually or in the aggregate, result in a Material Adverse Effect.

     (b) Neither the Borrower nor any of the Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could result in a Material Adverse Effect.

     SECTION 3.10.  Agreements.  To Borrower's knowledge, after reasonable
                    ----------
inquiry, neither the Borrower nor any of its Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could result in a Material Adverse Effect.

     SECTION 3.11.  Use of Proceeds.  The Borrower will use the proceeds of the
                    ---------------
Loans only for the purposes specified in the preamble to this Agreement.

     SECTION 3.12.  Tax Returns.  The Borrower and the Subsidiary has filed or
                    -----------
caused to be filed all Federal, state and local tax returns required to have been filed by it and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, except taxes that are being contested in accordance with Section 5.3.

     SECTION 3.13.  No Material Misstatements.  To Borrower's knowledge, after
                    -------------------------
reasonable inquiry, no information, report, financial statement, exhibit or schedule furnished by or on behalf of the Borrower to the Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading.

     SECTION 3.14.  Employee Benefit Plans.  The Borrower and each of its ERISA
                    ----------------------
Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the regulations and published interpretations thereunder. No Reportable Event has occurred as to which the Borrower or any ERISA Affiliate was required to file a report with the PBGC, and the present value of all benefit liabilities under each Plan (based on those assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed by a material amount the value of the assets of such Plan.


ARTICLE IV.  CONDITIONS OF LENDING

     The obligations of Lender to make the Loan hereunder are subject to the satisfaction of the following conditions:

     SECTION 4.1.   All Borrowings.  On the date of each Borrowing:
                    --------------

     (a) The Lender shall have received a notice of such borrowing as required by Section 2.3.

     (b) The representations and warranties set forth in Article III hereof shall be true and correct in all material respects on and as of the date of such Borrowing with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

     (c) The Borrower shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Borrowing no Event of Default or Default shall have occurred and be continuing.

     Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date of such borrowing as to the matters specified in paragraphs (b) and (c) of this Section 4.1.

     SECTION 4.2.   Closing Date.  On the Closing Date:
                    ------------

     (a) Lender shall have received a duly executed Note complying with the provisions of Section 2.04, and all other Loan Documents required herein.

     (b) Lender shall have received a favorable written opinion from Holland & Hart, counsel for the Borrower, dated the Closing Date and addressed to the Lender, to the effect set forth in Exhibit B hereto.

     (c) Lender shall have received a Guaranty executed by each of the Guarantors in the form attached as Exhibit C.

     (d) All legal matters incident to this Agreement and the borrowings hereunder shall be satisfactory to the Lender and its counsel.

     (e) The Lender shall have received (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of the Borrower, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of the Borrower as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of the Borrower dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of the Borrower as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of the Loan Documents and the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of the Borrower have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of the Borrower; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents as Lender or counsel for the Lender, may reasonably request.

     (f) The Lender shall have received a certificate, dated the Closing Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.1.


ARTICLE V.  AFFIRMATIVE COVENANTS

     The Borrower covenants and agrees with Lender that so long as this Agreement shall remain in effect or the principal of or interest on any Loan, any Fees or any other expenses or amounts payable under any Loan Document shall be unpaid, unless the Lender shall otherwise consent in writing, the Borrower will, and will cause each of the Subsidiaries to:

     SECTION 5.1.   Existence; Businesses and Properties. (a) Do or cause to be
                    ------------------------------------
done all things necessary to preserve, renew and keep in full force and effect its legal existence.

     (b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply in all material respects with all applicable laws, rules, regulations and orders of any Governmental Authority, whether now in effect or hereafter enacted; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

     SECTION 5.2.   Insurance.  Keep its insurable properties adequately insured
                    ---------
at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses, including (A) public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it and (B) malpractice insurance for each of the dentists participating in Borrower's dental healthcare network in amounts which are in compliance with applicable laws and regulations; and maintain such other insurance as may be required by law.

     SECTION 5.3.   Obligations and Taxes.  Pay its Indebtedness and other
                    ---------------------
obligations promptly and in accordance with their terms and pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might give rise to a Lien upon such properties or any part thereof; Provided, however, that such payment
                                          --------
and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Borrower shall set aside on its books adequate reserves with respect thereto.


     SECTION 5.4.   Financial Statements, Reports, etc..  In the case of the
                    -----------------------------------
Borrower shall furnish to Lender:

     (a) within 180 days after the end of each fiscal year, its consolidated and consolidating balance sheets and related statements of income and changes in financial position, showing the financial condition of the Borrower and its consolidated subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such subsidiaries during such year, all audited by Arthur Anderson or other independent public accountants of recognized national standing acceptable to the Lender and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the Borrower on a consolidated basis in accordance with GAAP consistently applied;

     (b) within 60 days after the end of each fiscal quarter of each fiscal year (including, without limitation, the year-ending quarter), its consolidated and consolidating balance sheets and related statements of income and changes in financial position, showing the financial condition of the Borrower and its consolidated subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of the Borrower on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;

     (c) concurrently with any delivery of financial statements under (a) or (b) above, a certificate of the accounting firm or Financial Officer opining on or certifying such statements (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations) (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Lender demonstrating compliance with the covenants contained in Sections 6.9 through 6.13, inclusive;

     (d) Within ten (10) days after the end of each month, the Borrowers shall deliver to Lender (x) a borrowing base certificate in the form of Exhibit D hereto (the "Borrowing Base Certificate") detailing the Borrowers' Eligible Accounts Receivable as of the last day of such month, and (y) an Acquired Practice Obligation report, detailing any Acquired Practice Obligations incurred in the previous month, each of which shall be certified as complete and correct on behalf of the Borrower by the chief executive officer, chief financial officer, controller or other Authorized Officer of the Borrower, respectively. In addition, each Borrowing Base Certificate shall have attached to it an accounts receivable aging report. If the Borrower fails to deliver any such Borrowing Base Certificate within twenty (20) days after the end of such month, then the Borrowing Base shall be deemed to be $0 until such time as the Borrower delivers such required Borrowing Base Certificate.

     (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by it with the Securities and Exchange commission, or any governmental authority succeeding to any of or all the functions of said Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be;

     (f) copies of all reports, statements, notices and other materials delivered by Borrower to holders of the Subordinated Convertible Debt (as defined herein); and

     (g) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower or any subsidiary, or compliance with the terms of any Loan Document, as the Lender may reasonably request.

     SECTION 5.5.   Litigation and Other Notices.  Furnish to the Lender prompt
                    ----------------------------
written notice of the following:

     (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

     (b) the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Borrower or any Affiliate thereof which, if adversely determined, could result in a Material Adverse Effect; and

     (c) any development that has resulted in, or could reasonably be anticipated to result in, a Material Adverse Effect.

     SECTION 5.6.   ERISA. (a) Comply in all material respects with the
                    -----
applicable provisions of ERISA and (b) furnish to the Lender (i) as soon as possible, and in any event within 30 days after any Responsible officer of the Borrower either knows or has reason to know that any Reportable Event has occurred that alone or together with any other Reportable Event could reasonably be expected to result in liability of the Borrower to the PBGC in an aggregate amount exceeding $10,000, a statement of a Financial Officer setting forth details as to such Reportable Event and the action proposed to be taken with respect thereto, together with a copy of the notice, if any, of such Reportable Event given to the PBGC, (ii) promptly after receipt thereof, a copy of any notice the Borrower may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or Plans (other than a Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 412 of the Code) or to appoint a trustee to administer any Plan or Plans, and (iii) within 10 days after a filing with the PBGC pursuant to
Section 412(n) of the Code of a notice of failure to make a required installment or other payment with respect to a Plan,, a statement of a Financial officer setting forth details as to such failure and the action proposed to be taken with respect thereto, together with a copy of such notice given to the PBGC.

     SECTION 5.7.   Maintaining Records; Access to Properties and Inspections.
                    ---------------------------------------------------------
Maintain all financial records in accordance with GAAP and permit any representatives designated by Lender to visit and inspect the financial records and the properties of the Borrower or any Subsidiary at reasonable times upon reasonable prior notice and as often as requested and to make extracts from and copies of such financial records, and permit any representatives designated by Lender to discuss the affairs, finances and condition of the Borrower or any Subsidiary with the officers thereof and independent accountants therefor.

     SECTION 5.8.   Use of Proceeds.  Use the proceeds of the Loans only for the
                    ---------------
purposes set forth in the preamble to this Agreement.


ARTICLE VI.  NEGATIVE COVENANTS

     The Borrower covenants and agrees with Lender that, so long as this Agreement shall remain in effect or the principal of or interest on any Loan, any Fees or any other expenses or amounts payable under any Loan Document shall be unpaid, unless the Lender shall otherwise consent in writing, the Borrower will not, and will not cause or permit any of the Subsidiaries to:

     SECTION 6.1.   Indebtedness.  Incur, create, assume or permit to exist any
                    ------------
Indebtedness, except:

     (a) Indebtedness represented by those certain 9% Convertible Subordinated Debentures due 2001 (the "Subordinated Convertible Debt") issued by Borrower;

     (b) Indebtedness represented by the Note;

     (c) Indebtedness for which the proceeds (net of expenses directly related to such indebtedness, such as origination fees, legal fees, etc.) are paid solely to Lender for application against, and to reduce the outstanding principal balance of, the Loans;

     (d) Acquired Practice Obligations; and

     (e) Indebtedness subordinated to the Loans pursuant to a Subordination and Standstill Agreement satisfactory to Lender.

     SECTION 6.2.   Liens.  Create, incur, assume or permit to exist any Lien on
                    -----
any property or assets (including stock or other securities of any person, including any Subsidiary) now owned or hereafter acquired by it or on any income or rights in respect of any thereof, except:

     (a) Liens for taxes not yet due or which are being contested in compliance with Section 6.3;

     (b) pledges and deposits made in the ordinary course of business in compliance with workmen's compensation, unemployment insurance and other social security laws or regulations; and

     (c) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries.

     SECTION 6.3.   Sale and Lease-Back Transactions.  Enter into any
                    --------------------------------
arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

     SECTION 6.4.   Investments, Loans and Advances.  Purchase, hold or acquire
                    -------------------------------
any capital stock, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other person, except:

     (a) investments by the Borrower existing on the date hereof in the capital stock of the Subsidiaries;

     (b)  Permitted Investments; and

     (c) advances or loans (the "Dentist Advances") to an Acquired Practice provided, that, the Dental Advances are evidenced by negotiable promissory notes, which shall be pledged to Lender as further security for the Loans, in form reasonably satisfactory to Lender.


     SECTION 6.5.   Mergers, Consolidations and Sales of Assets. Merge into or
                    --------------------------------------------
consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets (whether now owned or hereafter acquired) or any capital stock of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other person, except that (a) the Borrower may purchase and sell inventory in the ordinary course of business (b) the Borrower may enter into one or more Asset Sales provided that the Net Cash Proceeds are paid over to Lender for application against, and to reduce the outstanding principal of, the Loans and (c) Borrower may acquire one or more Acquired Practices, provided that no Event of Default exists hereunder.

     SECTION 6.6.   Dividends and Distributions.  Declare or pay, directly or
                    ---------------------------
indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of its capital stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any shares of any class of its capital stock or set aside any amount for any such purpose; provided, however, that any
                                              --------
Subsidiary may declare and pay dividends or make other distributions to the Borrower.

     SECTION 6.7.   Transactions with Affiliates.  Sell or transfer any property
                    ----------------------------
or assets to, or purchase or acquire any property or assets of, or otherwise engage in any other transactions with, any of its Affiliates, except (i) in connection with the Acquired Practices or (ii) so long as no Default or Event of Default shall have occurred and be continuing, the Borrower or any Subsidiary may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties.

     SECTION 6.8.   Business of Borrower.  Engage at any time in any business or
                    --------------------
business activity other than the business currently conducted by it and business activities reasonably incidental thereto.

     SECTION 6.9.   Current Ratio.  Borrower shall not permit the ratio of
                    -------------
Consolidated Current Assets to Consolidated Current Liabilities, at any time, to be less than 2.0 to 1.0.

     SECTION 6.10.  EBITDA to Interest Ratio.  Borrower shall not permit the
                    ------------------------
ratio of Consolidated EBITDA to Consolidated Interest Expense, on a rolling four calendar quarter basis, to be less than the following ratios:


     Period                                    Ratio
     ------                                    -----

     As of December 31, 1996                    1.25

     As of June 30, 1997                        1.50

     As of September 30, 1997                   1.75

     As of Maturity Date                        2.0


     SECTION 6.11.  Ratio of EBITDA (less Cash Taxes) to Principal Payments Plus
                    ------------------------------------------------------------
Interest Expense.  Borrower shall not permit, at any time, the ratio of
----------------
Consolidated EBITDA (less Cash Taxes for such measuring period) to Consolidated Debt Payments, on a rolling four calendar quarter basis, to be less than the following ratios:

     Period                                    Ratio
     ------                                    -----

     As of December 31, 1996                    1.0

     As of March 31, 1997                       1.2

     As of June 30, 1997                        1.3

     As of September 30, 1997                   1.4

     As of December 31, 1997                    1.5
     and the end of each calendar
     quarter thereafter until the
     Maturity Date.


     SECTION 6.12.  Senior Debt to EBITDA.  Borrower shall not permit, at any
                    ---------------------
time, to ratio of Consolidated Senior Debt to Consolidated EBITDA, to be greater than 3.0 to 1.0; provided, however, that nothing contained herein shall be deemed a consent or approval by Lender of the issuance of any Consolidated Senior Debt.

     SECTION 6.13.  Consolidated Net Worth.   Borrower shall not permit, at any
                    ----------------------
time, Consolidated Net Worth to be less than the sum of (i) 80% of Borrower's Consolidated Net Worth as of the Closing Date, (ii) 50% of Net Equity Proceeds and (iii) 50% of Borrower's Consolidated Net Income from the Closing Date through and including the date of determining the foregoing amount.

     SECTION 6.14.  Consolidated Acquisition Expenditures.  Borrower shall not
                    --------------------------------------
make, in any calendar year beginning in 1997, Consolidated Acquisition Expenditures in excess of $5,000,000.00.

          Year Ending                                       Amount
          -----------                                       ------

     SECTION 6.15.  Amendment or Modification of Subordinated Convertible Debt.
                    -----------------------------------------------------------
Amend or modify, without Lender's prior written consent, any terms, conditions or provisions of the Subordinated Convertible Debt.

ARTICLE VII.  EVENTS OF DEFAULT

     In case of the happening of any of the following events ("Events of Default"):

     (a) any representation or warranty made or deemed made in or in connection with any Loan Document or the borrowings hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

     (b) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise, which default is not cured within three (3) days after written notice from Lender;

     (c) default shall be made in the payment of any interest on any Loan or any Fee or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five (5) days;

     (d) default shall be made in the due observance or performance by the Borrower or any Subsidiary of any material covenant, condition or agreement contained in Article V or in Article VI, which default is not cured within thirty (30) days after written notice from Lender; provided, that, with respect to Sections 6.9 through and including 6.14 any violation thereof shall be deemed material;

     (e) default shall be made in the due observance or performance by the Borrower or any Subsidiary of any material covenant, condition or agreement contained in any Loan Document (other than those specified in (b), (c) or (d) above) and such default shall continue unremedied for a period of thirty (30) days after notice thereof from the Lender to the Borrower;

     (f) the Borrower or any Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of $100,000, when and as the same shall become due and payable, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness;

     (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Borrower or any Subsidiary, or of a substantial part of the property or assets of the Borrower or a Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of the property or assets of the Borrower or a Subsidiary or (iii) the winding-up or liquidation of the Borrower or any Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

     (h) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of the property or assets of the Borrower or any Subsidiary,
(iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

     (i) one or more judgments for the payment of money in an aggregate amount in excess of $100,000.00 shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy,upon assets or properties of the Borrower or any Subsidiary to enforce any such judgment;

     (j) a Reportable Event or Reportable Events, or a failure to make a required payment (within the meaning of Section 412(n)(1)(A) of the Code), shall have occurred with respect to any Plan or Plans that reasonably could be expected to result in liability of the Borrower to the PBGC or to a Plan in an aggregate amount exceeding $25,000.00 and, within 30 days after the reporting of any such Reportable Event to the Lender or after the receipt by the Lender of the statement required pursuant to Section 5.6, the Lender shall have notified the Borrower in writing that (i) the Lender have made a determination that, on the basis of such Reportable Event or Reportable Events or the failure to make a required payment, there are reasonable grounds (A) for the termination of such Plan or Plans by the PBGC, (B) for the appointment by the appropriate United States District Court of a trustee to administer such Plan or Plans or (C) for the imposition of a lien in favor of a Plan and (ii) as a result thereof an Event of Default exists hereunder; or a trustee shall be appointed by a United States District court to administer any such Plan or Plans; or the PBGC shall institute proceedings to terminate any Plan or Plans; or

     (l) there shall have occurred a Change in Management;

then, and in every such event and at any time thereafter during the continuance of such event, the Lender may by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitment and (ii) declare the Loans then outstanding to be forthwith due and payable, whereupon the principal of the Loans, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to the Borrower described in para graph (g) or (h) above, the Commitment shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.


ARTICLE VIII.  MISCELLANEOUS

     SECTION 8.1.   Notices.  Notices and other communications provided for
                    -------
herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telex, graphic scanning or other telegraphic communications equipment of the sending party, as follows:

          (a) if to the Borrower, to it at 3801 East Florida, Suite 208, Denver, Colorado 80210, Attention of Fred Birner, Chief Executive Officer, Telecopy No. 691-0889.

          (b) if to the Lender, to it at 3600 South Yosemite, 4th Floor, Denver, CO 80237, Attention of Michael Hobbs, Vice President, Telecopy No. (303) 741-3958.

     All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telex, graphic scanning or other telegraphic communications equipment of the sender, or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.1 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.1.

     SECTION 8.2.   Survival of Agreement.  All covenants, agreements,
                    ---------------------
representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lender and shall survive the making by the Lender of the Loan, and the execution and delivery to the Lender of the Note evidencing such Loan, regardless of any investigation made by the Lender or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated.

     SECTION 8.3.   Binding Effect.  This Agreement shall become effective when
                    --------------
it shall have been executed by the Borrower and the Lender, and thereafter shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior consent of the Lender.

     SECTION 8.4.   Successors and Assigns. (a) Whenever in this Agreement any
                    ----------------------
of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, the Lender that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

     (b) Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loan at the time owing to it and the Note held by it); provided, that Lender shall not assign (except within the Key Bank system) greater than 49% of the Loan;

     SECTION 8.5.   Expenses; Indemnity. (a) The Borrower agrees to pay all out-
                    -------------------
of-pocket expenses incurred by the Lender in connection with the preparation of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby contemplated shall be consummated) or incurred by the Lender in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents or in connection with the Loan made or the Note issued hereunder, including the fees and disbursements of Brownstein Hyatt Farber & Strickland, P.C., counsel for the Lender, and, in connection with any such amendment, modification or waiver or any such enforcement or protection, the fees and disbursements of any other counsel for the Lender. The Borrower further agrees that it shall indemnify the Lender from and hold them harmless against any documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or any of the other Loan Documents.

     (b) The Borrower agrees to indemnify the Lender and its directors, officers, employees and agents (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the transactions contemplated thereby, (ii) the use of the proceeds of the Loan or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any
                               --------
Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

     (c) The provisions of this Section 8.5 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loan, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Lender. All amounts due under this Section 8.5 shall be payable on written demand therefor.

     SECTION 8.6.   Right of Setoff.  If an Event of Default shall have occurred
                    ---------------
and be continuing Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement and other Loan Documents held by Lender, irrespective of whether or not Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which Lender may have.

     SECTION 8.7.   Applicable Law.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS
                    --------------
SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO.

     SECTION 8.8.   Waivers; Amendment. (a) No failure or delay of the Lender in
                    ------------------
exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of Lender hereunder and under the other Loan Documents are cumulative and exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. Each holder of any of the Notes shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not such Note shall have been marked to indicate such amendment, modification, waiver or consent.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Lender.

     SECTION 8.9.   Interest Rate Limitation.  Notwithstanding anything herein
                    ------------------------
or in the Notes to the contrary, if at any time the applicable interest rate, together with all fees and charges which are treated as interest under applicable law (collectively the "Charges"), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by Lender, shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by Lender in accordance with applicable law, the rate of interest payable under the Note, together with all Charges payable to Lender, shall be limited to the Maximum Rate.

     SECTION 8.10.  Entire Agreement.  This Agreement and the other Loan
                    ----------------
Documents constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

     SECTION 8.11.  Waiver of Jury Trial.  Each party hereto hereby waives, to
                    --------------------
the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement or any of the other Loan Documents. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the other Loan Documents, as applicable, by, among other things, the mutual waivers and certifications in this Section 8.11.

     SECTION 8.12.  Severability.  In the event any one or more of the
                    ------------
provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 8.13.  Counterparts.  This Agreement may be executed in two or more
                    ------------
counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 8.3.

     SECTION 8.14.  Jurisdiction; Consent to Service of Process. (a) The
                    -------------------------------------------
Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Colorado State court or Federal court of the United States of America sitting in Denver, Colorado, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Colorado State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower or its properties in the courts of any jurisdiction.

     (b) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this agreement or the other Loan Documents in any Colorado State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense or an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                                  * * * * * *

     IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              BIRNER DENTAL MANAGEMENT
                              SERVICES, INC.



                              By  [illegible signature]
                                ------------------------------------------------
                              Title: CEO
                                    --------------------------------------------


                              KEY BANK OF COLORADO



                              By  [illegible signature]
                                ------------------------------------------------
                              Title:  Vice President
                                    --------------------------------------------

                                   EXHIBIT A

                                PROMISSORY NOTE
                                ---------------

$800,000.00
                                                                Denver, Colorado
                                                                October 31, 1996

     FOR VALUE RECEIVED, the undersigned, BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation ("Borrower"), whose address is 3801 E. Florida
                               --------
Ave., Suite 208, Denver, Colorado 8021O, promises to pay to the order of KEY BANK OF COLORADO ("Lender"), at its office at 3600 South Yosemite Street,
                   ------
Denver, Colorado 80237 (or at such other place as Lender shall designate in writing), in lawful money of the United States of America, the principal sum of Eight Hundred Thousand Dollars ($800,000.00) or so much thereof as may be advanced by Lender and remain unpaid from time to time, pursuant to the terms of that certain Credit Agreement of even date, to which the Borrower and Lender are parties (as the same may from time to time be amended or supplemented, the "Credit Agreement"), together with interest on said principal sum or such part
 ----------------
thereof advanced by Lender, from the date of each advance made by Lender (an "Advance") until repaid in full, at the rate and at the times set forth in the
 -------
Credit Agreement. The loan evidenced by this Note is a revolving loan, whereby the Borrower may borrow, repay and reborrow the principal indebtedness evidenced hereby.

     1. Credit Agreement. This Note (the "Note") is the Note referred to in the
        ----------------                  ----
Credit Agreement and is entitled to the benefits thereof. The proceeds of this Note have been advanced for the uses specified in the Credit Agreement. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Credit Agreement.

     2. Interest and Payments. The outstanding principal balance of this Note
        ---------------------
shall bear interest, from the date of each Advance made by Lender until repaid in full, at the Base Rate specified in the Credit Agreement, which interest shall be due and payable, in arrears, as provided in the Credit Agreement. Upon the Maturity Date or earlier upon termination of the Credit Agreement, the entire outstanding principal balance of this Note, together with all accrued but unpaid interest thereon and all other sums due hereunder, shall be due and payable in full. The Borrower shall have the right to prepay the outstanding principal balance of this Note, together with all accrued but unpaid interest thereon and all other sums due hereunder, in full or in part, as set forth in the Credit Agreement. All payments of principal, interest and any other sums on this Note due from the Borrower to Lender shall be made to Lender in lawful money of the United States of America in the manner set forth in the Credit Agreement.

     3. Application of Proceeds. All payments hereunder by Borrower shall be
        -----------------------
applied by Lender:

                    First, to the payment of all reimbursable expenses,
                    -----
          liabilities and advances made or incurred by Lender in connection herewith including reasonable attorneys fees incurred in connection with any enforcement action taken with respect to this Note;

                   Second, to the payment of any other amounts due (other than
                   ------
         principal and interest) under this Note or the Credit Agreement;

                   Third, to the payment of all interest accrued and unpaid on
                   -----
         the outstanding indebtedness; and

                   Fourth, to the payment of the outstanding principal balance
                   ------
         of the outstanding indebtedness.

     4. Default. Time is of the essence hereof. The occurrence of any Event
        -------
of Default under the Credit Agreement shall be a default hereunder and, upon the occurrence of any such default, the payment of all principal, interest and any other sums due in accordance with the terms of this Note shall, at the option of Lender, be accelerated and such principal, interest and other sums shall be immediately due and payable without notice or demand, and Lender shall have the option to foreclose or to require foreclosure of any or all liens and security interests securing the payment hereof and/or to exercise any other rights and remedies available to Lender hereunder or under the Credit Agreement. From and after an Event of Default, the outstanding principal balance shall accrue interest at the Default Rate.

     5. Governing Law. As additional consideration for the extension of credit,
        -------------
Borrower understands and agrees that the loan evidenced by this Note is made in the State of Colorado and the provisions hereof will be construed in accordance with the laws of the State of Colorado. The parties consent to the personal jurisdiction of the courts and the venue specified in the Credit Agreement.

     6. Maximum Interest. The provisions of this Note are hereby expressly
        ----------------
limited so that in no event whatsoever, whether by reason of demand or acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid ("Interest"), to Lender for the use, forbearance or
                       --------
retention of the money loaned hereunder exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision of this Note shall, at the time of performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal (whether or not then due) or at the option of Lender be paid over to the Borrower, and not to the payment of Interest.

     7.   Miscellaneous Provisions.
          ------------------------

          (a) The Borrower hereby waives demand for payment, presentment for payment, protest, notice of protest, notice of dishonor, notice of nonpayment, notice of acceleration of maturity, diligence in taking any action to collect sums owing hereunder and all duty or obligation of Lender to effect, protect, perfect, retain or enforce any security for the payment of this Note or to proceed against any collateral before otherwise enforcing this Note.

          (b) This Note and each payment of principal and interest hereunder shall be paid when due without deduction or setoff of any kind or nature or for any costs whatsoever.

          (c) The Borrower agrees to reimburse Lender upon demand for all reasonable out-of-pocket expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with Lender's collection of payments due from Borrower hereunder.

          (d) The Borrower agrees that Lender may from time to time extend the maturity of this Note or the time any payment is due under this Note and may accept further security or release security for the payment of this Note, without in any way affecting any obligations of the Borrower to Lender.

      IN WITNESS WHEREOF, the Borrower has executed this Note to be effective as of the day and year first-above written.

                                BIRNER DENTAL MANAGEMENT SERVICES,
                                INC., a Colorado corporation

                                By: _______________________________
                                    Name: _________________________
                                    Title: ________________________


STATE OF__________________ )
                           )  (S)
COUNTY OF_________________ )

     The foregoing instrument was acknowledged, signed before me this ____ day of November, 1996, by _____________ as ____________ of Birner Dental Management Services, Inc., a Colorado corporation.

     WITNESS my hand and official seal.

     My commission expires: _________________________________

                                       _______________________________________
                                       Notary Public

                                  EXHIBIT B

                [LETTERHEAD OF HOLLAND & HART LLP APPEARS HERE]


                                October 31, 1996

Key Bank of Colorado
3600 So. Yosemite, 4th Floor
Denver, Colorado 80237

Attention: Michael Hobbs, Vice President


Ladies and Gentlemen:

     We refer to the Credit Agreement dated as of October 31, 1996 (the "Agreement") between Birner Dental Management Services, Inc. ("Borrower") and Key Bank of Colorado ("Lender"). We are rendering this opinion as counsel for the Borrower pursuant to Section 4.2(b) of the Agreement. The terms "Management Agreement" or "Management Agreements" as used herein shall mean the standard form of Management Agreement entered into between the Borrower and various professional corporations engaged in the provision of dental services ("Perfect Teeth PCs"). The term "management services" shall mean the management services provided to the Perfect Teeth PCs under the Management Agreements. Capitalized terms not defined herein have the meanings specified in the Agreement.

     For purposes of this opinion, we have examined the Loan Documents. In addition, we have examined originals or copies certified or otherwise identified to our satisfaction, such records, agreements, documents and other instruments and of certificates or comparable documents of public officials and of officers of the Borrower, and have made such inquiries of such officers as we have deemed relevant and necessary as the basis of the opinions hereinafter set forth.

     In such examination, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals, the conformity to original documents of documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents, the due authorization, execution and delivery of the Agreement and of the Loan Documents by all parties thereto other than the Borrower, the capacity of all natural persons who are parties to the Loan Documents, and that the Loan Documents are enforceable in accordance with their respective terms against all parties thereto other than the Borrower and the Guarantors. As to all questions of fact material to

                [LETTERHEAD OF HOLLAND & HART LLP APPEARS HERE]

Key Bank of Colorado
October 30, 1996
Page 2

this opinion, we have relied upon certificates or other comparable documents of officers of the Borrower and upon the representations and warranties of the Borrower contained in the Agreement.

     Based upon and subject to the qualifications and assumptions set forth herein, we are of the opinion that:

     1. The Borrower is duly incorporated, validly existing and in good standing under the laws of the State of Colorado and has the corporate power and authority to execute the Loan Documents and perform its obligations thereunder.

     2. The Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of each of the Loan Documents and to grant the security interests contemplated thereby.

     3. No consent, authorization or approval by, notice of filings with, or other act by or and in respect of, any governmental authority is required in connection with the execution, delivery and performance by the Borrower of any of the Loan Documents.

     4. The Loan Documents are legal, valid and binding obligations of the Borrower and the Guarantors, as applicable, enforceable against the Borrower and Guarantors, as applicable, in accordance with their respective terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

     5. The Loan Documents are in form sufficient to grant a security interest in that portion of the Collateral covered by the Security Agreement, which is subject to Article 9 of the Colorado Uniform Commercial Code.

     6. We have found no Colorado court cases or any regulations adopted by the Colorado Board of Dental Examiners which address the validity of the management services under the Colorado Dental Practice Act (C.R.S. (S)(S) 12-35-101 to 12-35-135) (the "Dental Practice Act"). Among other matters, the Dental Practice Act prohibits a person from being a "proprietor" of a place where dental services are being performed, the conduct of dentistry in a corporate capacity, the practice by a licensed dentist or dental hygienist as a partner, agent or employee of any person not licensed to practice dentistry or the sharing of

                [LETTERHEAD OF HOLLAND & HART LLP APPEARS HERE]


Key Bank of Colorado
October 30, 1996
Page 3

professional fees with anyone other than with whom a dentist is lawfully associated. We believe the purpose of the limitations of the Dental Practice
Act is to ensure that each licensed dentist or dental hygienist is not subject to control by an unlicensed person or entity in the exercise of his or her independent judgment in the performance of dental services. Assuming that the management services are conducted in strict compliance with the terms of the Management Agreements, we believe a Colorado court should determine that the management services do not violate the Dental Practice Act since (i) the dentists and dental hygienists are employed by the Perfect Teeth PCs and not by the Borrower; (ii) the Borrower does not own any of the equipment or material specifically used in the conduct of dentistry; and (iii) the Borrower is not entitled to and does not exercise any control over the independent judgment of the dentists or dental hygienists employed by the Perfect Teeth PCs.

        The foregoing opinions are subject to the following qualifications:

          a. Certain remedies, waivers and other provisions of the Loan Documents may not be enforceable, but such unenforceability will not render the Loan Documents invalid as a whole or preclude the judicial enforcement of the obligation of the Borrower to repay the principal, together with interest (to the extent not deemed a penalty).

          b. The opinions expressed herein are qualified to the extent that the validity, binding nature and enforceability against the Borrower and the Guarantors of the Loan Documents may be limited or otherwise affected by the unenforceability under certain circumstances of provisions indemnifying or prospectively releasing, a party against liability for its own wrongful or negligent acts or where a release or indemnification provision is contrary to public policy.

          c. We express no opinion as to the perfection or priority of the liens or security interests created by the Loan Documents.

          d. We express no opinion herein as to laws of any jurisdictions other than the laws of the State of Colorado.

          e. Our opinions are based upon Colorado laws and case decisions of this state and upon facts now known to us; we expressly disavow any obligation to advise you with respect to future changes in law or to our knowledge, or as to any event or change of condition occurring subsequent to the date of this letter.

                [LETTERHEAD OF HOLLAND & HART LLP APPEARS HERE]


Key Bank of Colorado
October 30, 1996
Page 4

     The opinions expressed in this letter are strictly limited to the matters stated herein, and no other opinions may be implied. This opinion is provided as a legal opinion only, effective as of the date of this letter, and not as a guaranty or warranty of the matters discussed herein. The opinions expressed in this letter are solely for the information of the Lender in connection with the execution and delivery of the Loan Documents and may not be relied upon in any respect by any other person or for any other purpose. This letter may not be published, quoted or referred to, or filed with, any person without our prior written consent.

                                        Very truly yours,

                                        /s/ Holland & Hart

                                  EXHIBIT C

                                   GUARANTY
                                   --------

     THIS GUARANTY, is made by FRED BIRNER, DR. MARK BIRNER, AND DENNIS GENTY (collectively, the "Guarantor") to KEY BANK OF COLORADO ("Lender") as of the 31st day of October, 1996.

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Birner Dental Management Services, Inc., a Colorado corporation, ("Borrower"), has applied to Lender for a revolving line of credit in the amount of $800,000 (the "Loan"); and

     WHEREAS, the Loan is evidenced and secured by that certain Credit Agreement (the "Credit Agreement") of even date herewith between Borrower and Lender, and that certain promissory note in the stated principal amount of $800,000, or so much thereof as may be advanced by Lender and remain unpaid from time to time, executed by Borrower and payable to the order of Lender (the "Note"). The Note, Credit Agreement and such other documents and instruments, as same may from time to time be amended or replaced, are sometimes collectively referred to herein as the "Loan Documents"; and

     WHEREAS, Lender is willing to make the Loan only on the condition that payment of all amounts owing from time to time under the Loan Documents, including, without limitation, principal and interest under the Note, be fully guaranteed by Guarantor and that performance, observance and discharge of each and every other obligation, covenant and agreement contained in the Loan Documents be fully guaranteed by Guarantor. (All amounts guaranteed hereby, including, without limitation, principal and interest under the Note, are sometimes collectively referred to herein as the "Indebtedness"); and

     WHEREAS, the extension of the Loan is of substantial benefit to Guarantor and, therefore, Guarantor desires to guarantee payment of the Indebtedness and performance, observance and discharge of each and every other obligation, covenant and agreement contained in the Loan Documents all on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in order to induce Lender to extend the Loan to Borrower, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby covenants and agrees as follows:

     1. Guarantor hereby irrevocably and unconditionally fully guarantees to Lender (a) the due, prompt and complete payment of the Indebtedness, including, without limitation, principal, interest, fees, penalties and charges payable under the Note, and (b) the due, prompt and complete observance, performance and discharge of each and every other obligation, covenant and agreement contained in the Loan Documents, and (c) the due, prompt and complete payment of all costs and expenses (including, without limitation, attorneys' fees) incurred by Lender in collection of the Indebtedness or the enforcement of this Guaranty against Guarantor.

     2. Guarantor hereby grants to Lender, in Lender's uncontrolled discretion and without notice to Guarantor, the power and authority to deal in any lawful manner with the Indebtedness and the other obligations guaranteed hereby, and without limiting the generality of the foregoing, further power and authority, from time to time:

          (a) to renew, compromise, extend, accelerate or otherwise change the time or place of payment of or to otherwise change the terms of the Indebtedness or the terms of performance of any of the other obligations guaranteed hereby, including, without limitation, to increase or decrease any rate of interest contained in any of the Loan Documents;

          (b) to modify or to waive any of the terms of any agreement with Borrower pertaining to the Indebtedness and/or the other obligations guaranteed hereby;

          (c) to take and hold security for the payment of the Indebtedness and/or performance of the other obligations guaranteed hereby and to impair, exhaust, exchange, enforce, waive or release any such security including, without limitation, the release and disposition of collateral, from time to time as specified in the Credit Agreement;

          (d) to direct the order or manner of sale of any such security as Lender in its discretion may determine;

          (e) to grant any indulgence, forbearance or waiver with respect to the Indebtedness or any of the other obligations guaranteed hereby; and/or

          (f) to agree to any valuation by Lender of any collateral securing payment of any of the Indebtedness which is supported by an appraisal prepared by an independent nationally recognized appraisal firm in any proceedings under the United States Bankruptcy Code concerning Borrower and/or Guarantor.

The liability of Guarantor hereunder shall not be affected, impaired or reduced in any way by any action taken by Lender under the foregoing provisions or any other provision hereof (except as provided in paragraphs 27 and 28 hereof, or by any delay, failure or refusal of Lender to exercise any right or remedy Lender may have against Borrower or any other person, firm or corporation, including other guarantors, if any, liable for all or any part of the Indebtedness or any of the other obligations guaranteed hereby.

     3. Guarantor agrees that if any of the Indebtedness is not paid according to the tenor thereof, whether by acceleration or otherwise, Guarantor shall immediately upon receipt of written demand therefor from Lender, pay all of the Indebtedness in like manner as if the

Indebtedness constituted the direct and primary obligation of Guarantor. Guarantor further agrees that if any other obligation, covenant or agreement guaranteed hereby, is not observed, performed or discharged as required, Guarantor shall, immediately upon receipt of written demand therefor from Lender, observe, perform or discharge such obligation, covenant or agreement in like manner as if same constituted the direct and primary obligation of Guarantor.

     4. Satisfaction by Guarantor of any liability hereunder incident to a particular default under the Loan Documents or the occurrence of an additional default under the Loan Documents shall not discharge Guarantor except with respect to the default satisfied, it being the intent hereof that this Guaranty and the obligations of Guarantor hereunder shall be continuing and irrevocable until the Note has been paid in full. Notwithstanding the foregoing or anything else set forth herein, and in addition thereto, if at any time all or any part of any payment received by Lender from Guarantor under or with respect to this Guaranty is or must be rescinded or returned for any reason whatsoever (including, but not limited to, determination that said payment was a voidable preference under insolvency, bankruptcy or reorganization laws), then Guarantor's obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous receipt of payment by Lender, and Guarantor's obligations hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment to Lender had never been made. The provisions of the foregoing sentence shall survive termination of this Guaranty, cancellation of the Note and termination of the other Loan Documents and shall remain a valid and binding obligation of Guarantor until satisfied.

     5. Guarantor hereby waives notice of acceptance of this Guaranty by Lender, and this Guaranty shall immediately be binding upon Guarantor.

     6.  Guarantor hereby waives and agrees not to assert or take advantage of:

          (a) any right to require Lender to proceed against Borrower or any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender's power before proceeding against Guarantor hereunder;

          (b) demand, presentment for payment, notice of non-payment, protest, notice of protest and all other notices of any kind, including, without limitation, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or Guarantor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender or in connection with the Indebtedness;

          (c) any defense based upon an election of remedies by Lender, including, without limitation, an election to proceed by non-judicial rather than judicial foreclosure which destroys or otherwise impairs any or all of the subrogation rights of Guarantor, the right of Guarantor to proceed against Borrower for reimbursement, or both;

          (d) all duty or obligation on Lender's part to perfect, protect, not impair, retain or enforce any security for the payment of the Indebtedness or performance of any of the other obligations guaranteed hereby;

          (e) any right of recourse against Lender by reason of any action Lender may take or omit to take under this Guaranty or under any of the other Loan Documents, including, without limitation, any such action which directly or indirectly results in or aids the discharge of Borrower for any indebtedness, whether by operation of law or otherwise;

          (f) any defense arising by reason of the application by Borrower of the proceeds of any of the Indebtedness for purposes other than the purposes represented by Borrower or Lender or intended or understood by Lender or Guarantor;

          (g) any duty on the part of Lender to disclose to Guarantor any facts Lender may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower and of any and all circumstances bearing on the risk of non-payment of the Indebtedness and/or non-performance of any of the other obligations guaranteed hereby; and

          (h) the benefits of Sections 13-50-102 and 13-50-103 of the Colorado Revised Statutes.

     7. All existing and future indebtedness of Borrower to Guarantor or to any person controlled or owned in whole or in part by Guarantor, the right of Guarantor to withdraw or to cause or permit any person controlled or owned in whole or in part by Guarantor to withdraw any capital invested by Guarantor or such person in Borrower (other than salary and compensation for services), is hereby deferred, postponed and subordinated to the Indebtedness and the liens and security interests of the Loan Documents. Furthermore, except as expressly provided herein, without the prior written consent of Lender, such subordinated indebtedness shall not be paid and such capital shall not be withdrawn in whole or in part nor shall Guarantor accept or cause or permit any person controlled or owned in whole or in part by Guarantor to accept any payment of or on account of any such subordinated indebtedness or as a withdrawal of capital while this Guaranty is in effect. At Lender's request, Guarantor shall cause Borrower to pay to Lender all or any part of such subordinated indebtedness and any capital which Guarantor or any such person controlled or owned by Guarantor is entitled to withdraw, which amount shall be applied against the Indebtedness. Each payment by Borrower in violation of this Guaranty shall be received by the person to whom paid in trust for Lender, and Guarantor shall cause the same to be paid to Lender immediately on account of the Indebtedness. No such payment shall reduce or affect in any manner the liability of Guarantor under this Guaranty. Notwithstanding the foregoing, provided that no Event of Default has occurred or is continuing under the Loan Documents, (i) Borrower shall be permitted to pay interest on indebtedness owed to any Guarantor by Borrower and (ii) Borrower shall be permitted to pay principal on any indebtedness owed by Borrower to any Guarantor so long as such payment is not within six (6) months prior to the Maturity Date.

     8. Guarantor shall file in any bankruptcy or other proceeding in which the filing of claims is required by law, all claims which Guarantor may have against Borrower relating to any indebtedness of Borrower to Guarantor and will assign to Lender all rights of Guarantor thereunder. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender's nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall, upon notice thereof, pay to Lender the full amount thereof and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor's rights to any payments or distributions to which Guarantor would otherwise be entitled.

     9. With or without notice to Guarantor, Lender, in Lender's sole discretion and at any time and from time to time and in such manner and upon such terms as Lender deems fit, may: (a) apply any or all payments or recoveries from Borrower or from any other guarantor or endorser under any other instrument or realized from any security, in such manner and order of priority as Lender may determine, to any indebtedness of Borrower to Lender, whether or not such indebtedness is guaranteed hereby or is otherwise secured or is due at the time of such application; or (b) refund to Borrower any payment received by Lender upon the Indebtedness without affecting in any way Guarantor's obligation or liability hereunder.

     10. The amount of Guarantor's liability and all rights, powers and remedies of Lender hereunder shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Lender under the Loan Documents and/or otherwise by law. This
Guaranty is in addition to and exclusive of the guaranty of any other guarantor of the Indebtedness and/or the other obligations guaranteed hereby.

     11. The liability of Guarantor under this Guaranty shall be an absolute, direct, immediate and unconditional guarantee of payment and not of collectibility. The obligations of Guarantor hereunder are independent of the obligations of Borrower and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor, whether or not Borrower is joined therein or a separate action or actions are brought against Borrower. Lender may maintain successive actions for other defaults. Lender's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless the Indebtedness has been paid in full.

     12. Notwithstanding the fact that Borrower may be a corporation, limited liability company or a partnership, Lender is not to be concerned to see or inquire into the powers of Borrower, its directors, officers, managers, partners, associates or other agents acting or purporting to act on its behalf, Guarantor hereby representing that such powers exist, and monies in fact borrowed from Lender in connection with the Loan in the professed exercise of such powers shall be deemed to form a part of the liabilities guaranteed, even though the borrowing or obtaining of such monies be in excess of the powers of Borrower or of the directors, partners, officers, associates or other agents thereof, or shall be in any way irregular, defective or informal.

     13. Guarantor hereby agrees to provide Lender signed and dated financial statements detailing the assets and liabilities of Guarantor, in form and substance acceptable to Lender, no later than ninety (90) days following the end of each calendar year while this Guaranty remains in effect. Guarantor hereby warrants and represents to Lender that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Lender with respect to Guarantor did or will at the time of such delivery fairly and accurately present the financial condition of the persons and entities covered thereby.

     14. Lender, in its sole discretion, may at any time enter into agreements with Borrower or with any other person to amend, modify or change any of the Loan Documents or any document or agreement relating in any way to the terms and provisions of the Loan Documents or may at any time waive or release any provision or provisions thereof and, with reference thereto, may make and enter into all such agreements as Lender may deem proper or desirable, without any notice or further assent from Guarantor and without in any manner impairing or affecting this Guaranty or any of Lender's rights or Guarantor's obligations hereunder.

     15. Guarantor hereby agrees to pay to Lender, upon demand, attorneys' fees and all costs and other expenses which Lender expends or incurs in collecting or compromising the Indebtedness or in enforcing this Guaranty against Guarantor whether or not suit is filed, including, without limitation, all costs, attorneys' fees and expenses incurred by Lender in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving Borrower and/or Guarantor which in any way affect the exercise by Lender of its rights and remedies hereunder. Any and all such costs, attorneys' fees and expenses not so paid shall bear interest at the Default Rate, as defined in the Credit Agreement, from the date incurred by Lender until paid by Guarantor.

     16. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

     17. In the event that Guarantor timely pays any of the Indebtedness and/or timely performs any of the other obligations guaranteed hereby, said payment and/or performance by Guarantor shall be deemed to have cured the applicable default under the Loan Documents.

     18. No provision of this Guaranty or right of Lender hereunder can be waived nor can Guarantor be released from Guarantor's obligations hereunder except by a writing duly executed by Lender. This Guaranty may not be modified, amended, revised, revoked, terminated, changed or varied in any way whatsoever except by the express terms of a writing duly executed by Lender.

     19. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural, and the masculine shall include the feminine and neuter and vice versa. The word "person" as used herein shall include any individual, company, firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever.

     20. In the event that any or all of the Indebtedness is assigned by Lender (subject to the limitations on Lender's assignment rights as set forth in the Credit Agreement), this Guaranty shall automatically be assigned therewith in whole or in part, as applicable, without the need of any express assignment and when so assigned, Guarantor shall be bound as set forth herein to the assignee(s) without in any manner affecting Guarantor's liability hereunder for any part of the Indebtedness retained by Lender. In the event that Guarantor is comprised of one or more persons, then, for all purposes herein the term "Guarantor" shall mean each of the persons and/or entities comprising Guarantor, separately, and/or (as the context requires) all of said persons and/or entities together (i.e. all covenants, representations and warranties made by Guarantor hereunder are jointly and severally made by each and all of the persons and/or entities comprising Guarantor and said persons and/or entities comprising Guarantor shall be jointly and severally liable for performance of all obligations of Guarantor hereunder except as expressly provided in paragraphs 27 and 28 below) and Lender may exercise any or all of its rights hereunder against all of said persons and/or entities or any one or more of same individually, as determined by Lender in its sole subjective discretion, the liability of each such person and/or entity being for the entire Indebtedness and the entire other obligations guaranteed hereby.

     21. This Guaranty shall inure to the benefit of and bind the heirs, legal representatives, administrators, executors, successors and assigns of Lender and Guarantor.

     22. This Guaranty shall be governed by and construed in accordance with the laws of the State of Colorado, except to the extent that any of such laws may now or hereafter be preempted by Federal law, in which case, such Federal law shall so govern and be controlling. In any action brought under or arising out of this Guaranty, Guarantor hereby consents to the jurisdiction of any competent court within the State of Colorado and consents to service of process by any means authorized by the law of the State of Colorado. Except as provided in any other written agreement now or at any time hereafter in force between Lender and Guarantor, this Guaranty shall constitute the entire agreement of Guarantor with Lender with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Lender unless expressed herein.

     23. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of same in person to the addressee or by depositing same with Federal Express or Airborne for next business day delivery or by depositing same in the

United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed as follows:

            Lender:                 Key Bank of Colorado
                                    3600 South Yosemite, Suite 410
                                    Denver, Colorado 80237
                                    Attention: Michael Hobbs, Vice President
                                    Telephone No. (303) 804-8389
                                    Telecopy No. (303) 741-3958





            Guarantor:              Fred Birner
                                    Mark Birner
                                    Dennis Genty
                                    Birner Dental Management Services, Inc.
                                    3801 E. Florida Ave., Suite 208
                                    Denver, Colorado 80210



          All notices, demands and requests shall be effective upon such personal delivery or upon being deposited with Federal Express, Airborne or in the United States mail as required above. However, with respect to notices, demands or requests so deposited with Federal Express, Airborne or in the United States mail, the time period in which a response to any such notice, demand or request must be given shall commence to run from the next business day following any such deposit with Federal Express or Airborne or, in the case of a deposit in the United States mail as provided above, the date on the return receipt of the notice, demand or request reflecting the date of delivery or rejection of the same by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least 30 days' written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

     24. Guarantor hereby agrees that this Guaranty, the Indebtedness and all other obligations guaranteed hereby, shall remain in full force and effect at all times hereinafter until paid and/or performed in full notwithstanding any action or undertakings by, or against, Lender, Guarantor and/or Borrower, and/or concerning any collateral securing the Loan any proceeding in the United States Bankruptcy Court pursuant to any Chapter of the Bankruptcy Code or the Rules of Bankruptcy Procedure as same may be applicable from time-to-time, including, without limitation, any proceeding relating to valuation of collateral, election or imposition of secured or unsecured claim status upon claims by Lender.

     25. This Guaranty may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Guaranty may be detached from any counterpart of this Guaranty without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Guaranty identical in form hereto but having attached to it one or more additional signature pages.

     26. Guarantor shall not have any rights of subrogation against Borrower with respect to any of the Indebtedness paid by Guarantor hereunder or any of the obligations performed by Guarantor hereunder, and Guarantor hereby waives and relinquishes any such rights of subrogation, for so long as any portion of the Indebtedness shall remain outstanding. Furthermore, Guarantor hereby waives and relinquishes any and all claims Guarantor may now have or may hereafter have against Borrower arising out of or in any way related to the Indebtedness, this Guaranty and the other Loan Documents and/or the performance by Guarantor of its obligations hereunder for so long as any portion of the Indebtedness shall remain outstanding. Guarantor warrants and agrees that the foregoing waivers and each other waiver set forth herein are made with Guarantor's full knowledge of their significance and consequences and that under the circumstances, said waivers are reasonable and not contrary to public policy or law. If any of said waivers are determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the maximum extent permitted by such law or public policy.

     27. Notwithstanding anything to the contrary contained herein, the liability of Fred Birner, Dr. Mark Birner and Dennis Genty shall be joint and several, but shall be limited initially to $300,000 each (for a total of $900,000) plus any attorneys fees, costs or expenses incurred by Lender to collect such sums from any one or more of such individuals. For example, if the amount of unpaid Indebtedness to be collected by Lender is $250,000 (and the provisions of paragraph 29 have not been met), Lender may collect such sum from any one Guarantor or all or any of the Guarantors. However, if the amount of unpaid Indebtedness is $500,000, Lender may collect only a maximum of $300,000 (subject to the limitations of paragraph 29) from any individual Guarantor and the balance must be collected from one or both of the other Guarantors.

     28. The $300,000 limitation on the individual liability of each Guarantor hereunder, shall be further reduced by $50,000 for each full calendar quarter that Borrower is in full compliance with the covenants, conditions and obligations set forth in the Loan Documents, including, without limitation, the financial covenants and ratios in the Credit Agreement. As an example of the foregoing, if Borrower is in full compliance with the Loan Documents from the date hereof until March 31, 1997, then, effective as of April 1, 1997, the maximum liability of each Guarantor shall be $250,000. Further, if Borrower is in full compliance with the Loan Documents from the date hereof until June 30, 1998, the liability of each Guarantor shall be extinguished and this Guaranty shall be of no further force or effect, and upon request, Lender shall acknowledge the termination of each Guarantor's liability hereunder.

        IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

                                        ______________________________________
                                        Fred Birner

                                        ______________________________________
                                        Dr. Mark Birner

                                        ______________________________________
                                        Dennis Genty

STATE OF __________ )
                    ) ss.
COUNTY OF _________ )


        The foregoing instrument was acknowledged before me this ____ day of November, 1996, by Fred Birner.

        WITNESS my hand and official seal.

        My commission expires: ______________________________________

                                          ___________________________
                                          Notary Public


STATE OF __________ )
                    ) ss.
COUNTY OF _________ )


        The foregoing instrument was acknowledged before me this ____ day of November, 1996, by Dr. Mark Birner.

        WITNESS my hand and official seal.

        My commission expires: ______________________________________

                                          ___________________________
                                          Notary Public



STATE OF __________ )
                    ) ss.
COUNTY OF _________ )


        The foregoing instrument was acknowledged before me this ____ day of November, 1996, by Dennis Genty.

        WITNESS my hand and official seal.

        My commission expires: ______________________________________

                                          ___________________________
                                          Notary Public

                                   EXHIBIT D

                   BIRNER DENTAL MANAGEMENT SERVICES, INC.
                           BORROWING BASE CERTIFICATE
                               AS OF __________


        The undersigned officer of Birner Dental Management Services, Inc. hereby certifies that the following is a true and accurate calculation of the Borrowing Base as of the date specified above, determined in accordance with the requirements of the Credit Agreement dated October 31, 1996 between Birner Dental Management Services, Inc. ("Borrower") and Key Bank of Colorado ("Lender").

                                        _______________________________________
                                        Name: _________________________________
                                        Title: ________________________________
                                        Date: _________________________________

Accounts Receivable Aging Schedule:

        1-30 Day    31-61 Day   61-90 Day    90+Day   Total

        ________    _________   _________    ______   _____

________________________________________________________________________________

BORROWING BASE CALCULATION:
ACCOUNTS RECEIVABLE PORTION:

        Accounts Receivable

        Less:/1/

        (a)  Accounts Receivable to which Borrower does
             not have valid title                            ________

        (b)  Accounts Receivable which are not the binding
             obligation of the account debtor                ________

__________
  /1/ Reference is made to the definitions of "Eligible Accounts Receivable" in
Section 1.1 of the Credit Agreement. Information must be provided in accordance with such definitions. Captions set forth below are for reference purposes only and may not reflect the actual definition in the Credit Agreement.

        (c)  Accounts Receivable arising from services provided by
             Borrower to an Affiliate of Borrower                         ___

        (d)  Accounts Receivable which are unpaid more than the
             earlier of ninety (90) days after the original invoice
             date or one hundred five (105) days after the services
             were provided                                                ___

        (e)  Accounts Receivable which, when aggregated with all
             other Accounts Receivable of the same account debtor
             or Affiliate, exceed 20% in face value of all
             Accounts Receivable of Borrower                              ___

        (f)  Accounts Receivable (i) wherein the account debtor is also a creditor of the Borrower, (ii) which are subject
             to dispute or (iii) which are or are likely to become
             subject to any right of setoff or other claim or defense     ___

        (g)  Accounts Receivable in which the Lender does not
             have a valid perfected first priority security
             interest                                                     ___

        (h)  Accounts Receivable from the same account debtor in
             which 50% or more of the other Account Receivables
             from such account debtor are unpaid within the applicable
             period of time set forth above                               ___

        (i)  Accounts Receivable which may not be collectible due to account debtor's financial inability to pay or collection
             is otherwise insecure                                        ___

             Eligible Accounts Receivable                                 ===

BORROWING BASE:

                75% of Eligible Accounts Receivable                       ___

        Less Total outstanding principal balance of Revolving Credit
        Loan                                                              ___

        Revolving Credit Availability                                     ===

                       FIRST AMENDMENT TO LOAN DOCUMENTS
                       ---------------------------------


     THIS FIRST AMENDMENT TO LOAN DOCUMENTS (this "Amendment"), made as of the
                                                   ---------
_____ day of September, 1997, is between BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation ("Borrower") and KEYBANK NATIONAL BANKING
                               --------
ASSOCIATION, a national banking association ("Lender").
                                              ------


                                R E C I T A L S:
                                ---------------

     A.   Lender has made a loan (the "Loan") to Borrower, which Loan is
                                       ----
evidenced and/or secured by  a Promissory Note (the "Note") dated as of October
                                                     ----
31, 1996 in the stated principal amount of $800,000.00 executed by Borrower and payable to the order of Lender, and a Guaranty (the "Guaranty") dated as of
                                                      --------
October 31, 1996, executed by Fred Birner, Mark Birner and Dennis Genty (collectively, the "Guarantors") securing payment of the Note, and by a
                    ----------
Security Agreement (the "Security Agreement") dated as of October 31, 1996 from
                         ------------------
Borrower for the benefit of Lender also securing payment of the Note, and by a Credit Agreement (the "Credit Agreement") dated as of October 31, 1996 between
                        ----------------
Borrower and Lender, and by certain other documents or instruments (the Note, the Security Agreement, the Credit Agreement and such other documents and instruments, as same may from time to time be amended or replaced, are sometimes collectively referred to herein as the "Loan Documents").
                                        --------------

     B. On even date herewith, Borrower has executed and delivered to Lender that certain promissory note (the "Term Note") in the original principal amount
                                   ---------
of Two Million and No/100 Dollars ($2,000,000.00), the proceeds of which loan (the "Term Loan") are to be used for the purposes specified herein.
      ---------

     C. Borrower and Lender desire to amend the terms and conditions contained in the Credit Agreement, Security Agreement, the other Loan Documents and the Guaranty to set forth certain terms and conditions regarding the Term Loan, and to cross-default and cross-collateralize the Term Note with the Loan Documents.

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:


     1.  CERTAIN DEFINITIONS.  Capitalized terms used in this Amendment which
         -------------------
are not defined herein shall have the meanings ascribed to such terms in the Loan Documents.

     2.  CREDIT AGREEMENT AMENDMENTS.  The Credit Agreement is hereby amended
         ---------------------------
to fully incorporate the Term Loan, and all references in the Credit Agreement to the "Loan," shall expressly include the Term Loan, except as follows:

     a. The Term Loan is a non-revolving loan, and any amounts paid or prepaid with respect to the Term Loan shall not be available for reborrowing under the Credit Agreement.

     b.  No Facility Fee shall be due or payable with respect to the Term Loan.

     c. In connection with the execution of this Amendment, Borrower shall pay Lender an origination fee with respect to the Term Loan (the "Term Loan Origination Fee") in an amount equal to 0.5% ($10,000.00) of the maximum amount of the Term Loan.

     d. Notwithstanding Section 2.6(b) of the Credit Agreement, interest on the Term Loan shall be due and payable, in arrears, on the first day of each calendar month, beginning on October 1, 1997 and continuing through and including the Maturity Date. In addition, beginning on March 1, 1998, and continuing on the first day of each calendar month thereafter, in addition to the monthly payments of interest, Borrower shall pay monthly installments of principal with respect to the Term Loan in the amount of $33,333.33 until the Maturity Date, at which time the remaining principal balance of the Term Loan, and all accrued interest thereon, shall be due and payable in full.

     e. The Term Note shall be hereafter included in the definition of the "Loan Documents" set forth in the Credit Agreement, and as a result, any default under the Term Note which is not timely cured shall constitute an Event of Default under the Credit Agreement.

     f. The proceeds of the Term Loan shall be used exclusively for the acquisition of the Abramowitz/Equity Resources dental practices, and all costs incurred by Borrower related to the acquisition of such practices.

     3.  AMENDMENTS OF THE SECURITY AGREEMENT.  The Security Agreement is hereby
         ------------------------------------
amended to include the Term Note in the definition of the "Obligations" set forth in Paragraph 6 of the Security Agreement.

     4.  OTHER LOAN DOCUMENT AMENDMENTS.  Each of the other Loan Documents is
         ------------------------------
hereby amended to reflect the additional indebtedness of Borrower to Lender, as evidenced by the Term Note, and to incorporate the amendments to the Credit Agreement and Security Agreement as set forth in Paragraphs 2 and 3 above.

     5.  GUARANTY AMENDMENTS.    The Guaranty is hereby amended to reflect the
         -------------------
amendments to the Credit Agreement, Security Agreement and the other Loan Documents and to provide that all references therein to the Credit Agreement, Security Agreement and/or the other Loan Documents shall include the amendments made herein, and the Guarantors acknowledge that a default under the Term Note which is not timely cured shall cause a default under the Note; provided, however, in no event shall the Guarantors be liable for the repayment of the Term Loan, and the liability of the Guarantors shall continue to be limited in the manner, and the amounts, set forth in Paragraphs 27 and 28 of the Guaranty.

     6.   DOCUMENT RATIFICATION.  Except as set forth in Paragraphs 1 through 5
          ---------------------
above, all of the terms and conditions contained in the Credit Agreement, the Security Agreement and other Loan Documents and the Guaranty shall remain the same and in full force and effect, and are hereby ratified, reaffirmed and republished.

     7.   PAYMENT OF COSTS AND FEES; CONDITIONS PRECEDENT TO DISBURSEMENTS.
          -------------------------------------------------- -------------
Notwithstanding anything to the contrary set forth herein, in the Term Note, the Credit Agreement, the Security Agreement, the other Loan Documents or the Guaranty, Lender shall not be required to make any further disbursements of proceeds of the Term Loan until the following shall have occurred:

          a. Borrower shall have paid to Lender the Term Loan Origination Fee, and shall have paid all closing costs and expenses of Lender incurred in connection with this Amendment and all legal fees of Lender's counsel relating to this Amendment.

          b. Borrower shall have delivered to Lender an opinion of Borrower's counsel in form satisfactory to Lender and Lender's counsel.

          c. Borrower shall have delivered to Lender a certificate of good standing issued by the Secretary of State of the State of Colorado confirming that the Borrower remains a corporation duly formed and in good standing in the State of Colorado.

          d. Lender shall have received UCC searches confirming that no liens, claims or encumbrances exist upon any of Borrower's assets, except as expressly permitted by the Credit Agreement.

          e. Lender shall have received and approved copies of the acquisition documents related to the acquisition of the Abramowitz/ Equity Resources dental practices.

          F. Borrower shall have delivered to Lender borrowing resolutions confirming the authority of the individual executing the Term Note and this Amendment on behalf of the Borrower.

     8.   REPRESENTATION OF BORROWER.  Borrower hereby confirms that, as of the
          --------------------------
date hereof, (i) Borrower is in compliance with each of the representations, warranties and covenants of Borrower set forth in the Loan Documents, (ii) no Event of Default exists under the Loan Documents and (iii) no fact or condition exists, which with the passage of time and/or giving of notice, would constitute an Event of Default under the Loan Documents.

     9.   CONTROLLING LAW.  The terms and provisions of this Amendment shall be
          ---------------
construed in accordance with and governed by the laws of the State of Colorado.

     10.  BINDING EFFECT.  This Amendment shall be binding upon and inure to the
          --------------
benefit of the parties hereto, their successors and assigns.

     11.  CAPTIONS.  The paragraph captions utilized herein are in no way
          --------
intended to interpret or limit the terms and conditions hereof, rather, they are intended for purposes of convenience only.

     12.  COUNTERPARTS.  This Amendment may be executed in any number of
          ------------
counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Amendment may be detached from any counterpart of this Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Amendment identical in form hereto but having attached to it one or more additional signature pages.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                              LENDER:

                              KEYBANK NATIONAL ASSOCIATION, a national banking association


                              By:   ______________________________
                                    Title:________________________


                              BORROWER:


                              BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation


                              By:_____________________________
                                    Title:____________________


                               *   *   *   *   *

     Executed this ____ day of September, 1997 for the sole purpose of acknowledging and consenting to the amendment to the Loan Documents.


                              GUARANTORS:


                              _________________________________________
                              MARK BIRNER


                              _________________________________________
                              FRED BIRNER


                              _________________________________________
                              DENNIS GENTY

                                                                           DRAFT

                                PROMISSORY NOTE
                                ---------------

$2,000,000.00                                                   Denver, Colorado
                                                                 August __, 1997

        FOR VALUE RECEIVED, the undersigned, BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation, (collectively, the "Borrower"), whose address is
                                                  --------
3801 East Florida, Suite 208, Denver, Colorado 80210, promises to pay to the order of KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender"), at its office at 600 South Cherry Street, Suite 1000, Denver,
  ------
Colorado 80222 (or at such other place as Lender shall designate in writing), in lawful money of the United States of America, the principal sum of Two Million Dollars ($2,000,000.00) or so much thereof as may be advanced by Lender and remain unpaid from time to time, pursuant to the terms of that certain Credit Agreement dated October 31, 1996, as amended by that certain First Amendment to Loan Documents of even date, to which the Borrower and Lender are parties (collectively, the "Credit Agreement"), together with interest on said
                    ----------------
principal sum or such part thereof advanced by Lender, from the date of each advance made by Lender (an "Advance") until repaid in full, at the rate and at
                            -------
the times set forth in the Credit Agreement. Amounts paid or repaid hereunder may not be reborrowed.

        1. Credit Agreement. This Note (the "Note") is the Term Note referred
           ----------------                  ----
to in the Credit Agreement and is entitled to the benefits thereof. The proceeds of this Note have been advanced for the uses specified in the Credit Agreement. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Credit Agreement.

        2. Interest and Payments. The outstanding principal balance of this Note
           ---------------------
shall bear interest, from the date of each Advance made by Lender until repaid in full, at the Base Rate specified in the Credit Agreement. Periodic payments of principal and interest shall be due and payable in accordance with the Credit Agreement. Upon the Maturity Date or earlier upon termination of the Credit Agreement, the entire outstanding principal balance of this Note, together with all accrued but unpaid interest thereon and all other sums due hereunder, shall be due and payable in full. The Borrower shall have the right to prepay the outstanding principal balance of this Note, together with all accrued but unpaid interest thereon and all other sums due hereunder, in full or in part, as set forth in the Credit Agreement. All payments of principal, interest and any other sums on this Note due from the Borrower to Lender shall be made to Lender in lawful money of the United States of America in the manner set forth in the Credit Agreement.

        3. Application of Proceeds. All payments hereunder by Borrower shall be
           -----------------------
applied by Lender:

                First, to the payment of all reimbursable expenses, liabilities
                -----
        and advances made or incurred by Lender in connection herewith including reasonable attorneys fees incurred in connection with any enforcement action taken with respect to this Note;

                Second, to the payment of any other amounts due (other than
                ------
        principal and interest) under this Note or the Credit Agreement;

                Third, to the payment of all interest accrued and unpaid on the
                -----
        outstanding indebtedness; and

                Fourth, to the payment of the outstanding pr1ncipal balance of
                ------
        the outstanding indebtedness.

        4. Default. Time is of the essence hereof. The occurrence of any Event
           -------
of Default under the Credit Agreement shall be a default hereunder and, upon the occurrence of any such default, the payment of all principal, interest and any other sums due in accordance with the terms of this Note shall, at the option of Lender, be accelerated and such principal, interest and other sums shall be immediately due and payable without notice or demand, and Lender shall have the option to foreclose or to require foreclosure of any or all liens and security interests securing the payment hereof and/or to exercise any other rights and remedies available to Lender hereunder or under the Credit Agreement. From and after an Event of Default, the outstanding principal balance shall accrue interest at the Default Rate.

        5. Governing Law. As additional consideration for the extension of
           -------------
credit, Borrower understands and agrees that the loan evidenced by this Note is made in the State of Colorado and the provisions hereof will be construed in accordance with the laws of the State of Colorado. The parties consent to the personal jurisdiction of the courts and the venue specified in the Credit Agreement.

        6. Maximum Interest. The provisions of this Note are hereby expressly
           ----------------
limited so that in no event whatsoever, whether by reason of demand or acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid ("Interest"), to Lender for the use, forbearance or
                       --------
retention of the money loaned hereunder exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision of this Note shall, at the time of performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal (whether or not then due) or at the option of Lender be paid over to the Borrower, and not to the payment of Interest.

        7.   Miscellaneous Provisions.
             ------------------------

             (a) The Borrower hereby waives demand for payment, presentment for payment, protest, notice of protest, notice of dishonor, notice of nonpayment, notice of acceleration of maturity, diligence in taking any action to collect sums owing hereunder and all duty or obligation of Lender to effect, protect, perfect, retain or enforce any security for the payment of this Note or to proceed against any collateral before otherwise enforcing this Note.

             (b) This Note and each payment of principal and interest hereunder shall be paid when due without deduction or setoff of any kind or nature or for any costs whatsoever.

             (c) The Borrower agrees to reimburse Lender upon demand for all reasonable out-of-pocket expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with Lender's collection of payments due from Borrower hereunder.

             (d) The Borrower agrees that Lender may from time to time extend the maturity of this Note or the time any payment is due under this Note and may accept further security or release security for the payment of this Note, without in any way affecting any obligations of the Borrower to Lender.

             IN WITNESS WHEREOF, the Borrower has executed this Note as of the day and year first-above written.

                                BIRNER DENTAL MANAGEMENT SERVICES,
                                INC., a Colorado corporation

                                By: __________________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

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